UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 8, 2022

American Water Works Company, Inc.
(Exact name of registrant as specified in its charter)

Commission File Number: 001-34028

Delaware	51-0063696
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)
1 Water Street
Camden, NJ 08102-1658
(Address of principal executive offices, including zip code)
(856) 955-4001
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common stock, par value $0.01 per share	AWK	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.    Other Events.
Pennsylvania Public Utility Commission (“PaPUC”) Approval of Settlement in Pennsylvania-American Water Company (“Pennsylvania American Water”) General Rate Case
On December 8, 2022, the PaPUC issued an order (the “Order”) approving the joint settlement of the rate case filed on April 29, 2022 by Pennsylvania American Water, a subsidiary of American Water Works Company, Inc. (the “Company”). The original filing requested a $173 million increase in annualized water and wastewater revenues. The “black box” settlement was entered into on October 11, 2022 among Pennsylvania American Water, the PaPUC’s Bureau of Investigation and Enforcement, the Pennsylvania Office of Consumer Advocate, the Pennsylvania Small Business Advocate and the other parties to the general rate case. The Order approves a $138 million annualized increase in water and wastewater revenues and authorizes implementation of the new water and wastewater rates effective January 28, 2023. The annualized revenue increase is driven primarily by (i) over $1 billion of incremental capital investments since Pennsylvania American Water’s 2021 rate case order that will be completed through December 31, 2023, (ii) increases in pension and other post-employment benefits (“OPEB”) expense, and (iii) increases in production costs, including chemicals, fuel and power costs. The Order also includes recovery of Pennsylvania American Water’s COVID-19 deferral balance.
Pennsylvania American Water’s current rate base of $5.1 billion reflects inclusion of the public water and wastewater collection and treatment system assets acquired by Pennsylvania American Water since the 2021 rate case order. Pennsylvania American Water’s view of its return on equity (“ROE”), common equity ratio and long-term debt ratio is 10.0%, 55.20% and 44.80%, respectively, each of which is based on the Order but was not disclosed therein, compared to an ROE of 9.9%, common equity ratio of 55.24% and long-term debt ratio of 44.76%, which were Pennsylvania American Water’s views based on its 2021 rate case order.
A copy of the press release issued by Pennsylvania American Water on December 8, 2022 to announce the issuance of the PaPUC’s order has been filed as Exhibit 99.1 hereto and is incorporated herein by reference. References and links to websites and other information contained in the press release are not provided as active hyperlinks, and the information contained in or accessed through these hyperlinks shall not be incorporated into, or form a part of, this Current Report on Form 8-K.
Cautionary Statement Concerning Forward-Looking Statements
Certain statements included in this Current Report on Form 8-K (or the exhibits thereto) are forward-looking statements within the meaning of Section 27A of the Securities Act, Section 21E of the Exchange Act and the Private Securities Litigation Reform Act of 1995. In some cases, these forward-looking statements can be identified by words with prospective meanings such as “intend,” “plan,” “estimate,” “believe,” “anticipate,” “expect,” “predict,” “project,” “propose,” “assume,” “forecast,” “outlook,” “future,” “pending,” “goal,” “objective,” “potential,” “continue,” “seek to,” “may,” “can,” “will,” “should” and “could,” or the negative of such terms or other variations or similar expressions. These forward-looking statements are predictions based on the Company’s current expectations and assumptions regarding future events. They are not guarantees or assurances of any outcomes, performance or achievements, and readers are cautioned not to place undue reliance upon them. The forward-looking statements are subject to a number of estimates and assumptions, and known and unknown risks, uncertainties and other factors. Actual results may differ materially from those discussed in the forward-looking statements included in this Current Report on Form 8-K as a result of the factors discussed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2021, as filed with the Securities and Exchange Commission (the “SEC”) on February 16, 2022, and other filings with the SEC, and additional risks and uncertainties, including with respect to (1) the amount and timing of incremental future capital expenditures and investments to be made by Pennsylvania American Water; (2) regulatory, legislative, local or municipal actions affecting the water and wastewater industries, which could adversely affect the Company or Pennsylvania American Water; and (3) other economic, financial, political, business and other factors that may impact or affect the water and wastewater industries generally, the Company or Pennsylvania American Water specifically.
These forward-looking statements are qualified by, and should be read together with, the risks and uncertainties set forth above and the risk factors included in the Company’s annual and quarterly reports as filed with the SEC, and readers should refer to such risks, uncertainties and risk factors in evaluating such forward-looking statements. Any forward-looking statements speak only as of the date of this Current Report on Form 8-K. The Company does not have any obligation or intention to update or revise any forward-looking statement, whether as a result of new information, future events, changed circumstances or otherwise, except as otherwise required by the federal securities laws. New factors emerge from time to time, and it is not possible for us to predict all such factors. Furthermore, it may not be possible to assess the impact of any such factor on the Company’s or Pennsylvania American Water’s business, either viewed independently or together, or the extent to which any factor, or combination of factors, may cause results to differ materially from those contained in any forward-looking statement. The foregoing factors should not be construed as exhaustive.

Item 9.01.    Financial Statements and Exhibits.
(d) Exhibits.
The following exhibits to this Current Report have been provided herewith as noted below:

Exhibit No.	Description
99.1*	Press Release, dated December 8, 2022, issued by Pennsylvania American Water.
104	Cover Page Interactive Data File (the cover page XBRL tags are included and formatted as Inline XBRL).
* Filed herewith.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN WATER WORKS COMPANY, INC.

Dated:	December 8, 2022	By:	/s/ JOHN C. GRIFFITH
John C. Griffith
Executive Vice President and Chief Financial Officer
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